Exhibit 99.2

   Strategic Acquisition of NxEdge  November 5, 2021

 Statements in this presentation that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements under the Private Securities Litigation Reform Act of 1995. They involve a number of risks and uncertainties that may cause actual events and results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: impacts from the COVID-19 pandemic and governmental responses to limit the further spread of COVID-19, including impacts on the company’s operations, and the operations and businesses of its customers and vendors, including whether the company’s operations and those of its customers and vendors will continue to be treated as “essential” operations under government orders restricting business activities or, even if so treated, whether site-specific health and safety concerns might otherwise require certain operations to be halted for some period of time; uncertainty with respect to the duration and severity of these impacts from the COVID-19 pandemic, including impacts on the general economy and the markets served by the company’s customers, including international markets that may not recover at the same pace as markets in the United States; the extent to which the impacts from the COVID-19 pandemic could result in a reduction in demand for the company’s products and services, which could also result in asset impairment charges, including for goodwill; other economic conditions in the markets served by Enpro’s businesses and those of its customers, some of which are cyclical and experience periodic downturns and disruptions, such as disruptions in the pricing of oil and gas; prices and availability of its raw materials; uncertainties with respect to the company’s ability to achieve anticipated growth within the semiconductor, life sciences, and other technology-enabled markets; the impact of fluctuations in relevant foreign currency exchange rates; unanticipated delays or problems in introducing new products; the impact of any pending or potential labor disputes; announcements by competitors of new products, services or technological innovations; changes in pricing policies or the pricing policies of competitors; and the amount of any payments required to satisfy contingent liabilities, including those related to discontinued operations, other divested businesses and the discontinued operations of its predecessors, including liabilities for certain products, environmental matters, employee benefit and statutory severance obligations and other matters. In addition, statements with respect to the announced disposition of the CPI business and acquisition of NxEdge, including the anticipated timing of and impact from the completion of each such transaction, are subject to risks and uncertainties including, among others, the possibility that necessary regulatory approvals may not be obtained or that other conditions to closing each such transaction may not be satisfied such that the transaction will not close or that the closing may be delayed; the possibility of unexpected costs, liabilities or delays in connection with each such transaction; risks that either such transaction disrupts current plans and operations of Enpro; the ability to recognize the benefits of each such transaction; the amount of the costs, fees, expenses and charges related to the respective transaction; the outcome of any legal proceedings that may arise with respect to such transaction; and the occurrence of any event, change or other circumstances that could give rise to the termination of the relevant agreements for the sale of CPI or acquisition of NxEdge. Enpro’s filings with the Securities and Exchange Commission, including its most recent Form 10-K and Form 10-Q, describe these and other risks and uncertainties in more detail. Enpro does not undertake to update any forward-looking statements made in this presentation to reflect any change in management’s expectations or any change in the assumptions or circumstances on which such statements are based.We own a number of direct and indirect subsidiaries and, from time to time, we may refer collectively to Enpro and one or more of our subsidiaries as “we” or to the businesses, assets, debts or affairs of Enpro or a subsidiary as “ours.” These and similar references are for convenience only and should not be construed to change the fact that Enpro and each subsidiary is an independent entity with separate management, operations, obligations and affairs.This presentation also contains certain non-GAAP financial measures (*) as defined by the Securities and Exchange Commission. A reconciliation of historical non-GAAP measures to the most directly comparable GAAP equivalents is included as an appendix to this presentation.  Forward-Looking Statements  2  Strategic Acquisition of NxEdge

   Significant Portfolio Reshaping Progress  3  Strategic Acquisition of NxEdge    Successful Execution of Portfolio Reshaping Actions Result in a More Durable Business Model    Transaction  Strategic Rationale    NxEdgeExpected to close by end of 2021  Industrial technology-relatedHigh-growth, high-marginFragmented competitive baseRobust end market growthStrong, experienced managementMeets our M&A criteria   Acquisitions  AlluxaClosed 4Q20  Materials scienceHigh-growth, high-margin businessFragmented competitive baseRobust end market growthStrong, experienced managementMeets stated M&A criteria    LeanTeq Co., Ltd.Closed 3Q19      The Aseptic GroupClosed 3Q19    Divestitures  Compressor Products Int’l (CPI)Expected to close by end of 1Q22  Non-core businesses and product lines Reduces cyclical exposure in slower-growth marketsLow return on operating capital   Divestitures  Polymer ComponentsClosed 3Q21  Non-core businesses and product lines Reduces exposure to non-materials science-based sectorsLow return on operating capital     Air SpringsClosed 4Q20      Heavy-Duty Truck Product LinesAnnounced/Completed 3Q19 – 3Q20      Bushing BlockClosed 4Q20      Fairbanks MorseClosed 1Q20     Focusing on high-growth, high-margin industrial technology-related businesses with strong cash flow  1  Investing in faster growing markets, including technology, while maintaining a strong aftermarket exposure  2  Leveraging the Enpro Capability Center to increase margins and cash flow return on investment  3  Maximizing shareholder returns through commitment to sustainability and disciplined capital allocation  4  Key Enpro Strategies

Enpro + NxEdge: Transformation Continues

NxEdge Overview

- Advanced manufacturing, cleaning, coating and refurbishment business serving the semiconductor industry
- Produces and supports components used in advanced nodes (<14nm) for leading-edge semiconductor processes
- Offers technically advanced coatings and surface treatments, along with refurbishment services and spare parts, directly exposed to IDMs and OEMs
- Focuses on highly consumable key parts used inside the chamber, all directly impacted by wafer starts and IDM capacity utilization
- Comprehensive design-build solutions working with OEM channels on next generation products as a Tier 1 supplier – a primary advantage to the vertical integration strategy

NxEdge + Enpro

- With vertically integrated capabilities across the semiconductor value chain, including a robust aftermarket business, NxEdge will broaden our solutions portfolio
- Will enhance our footprint ahead of new capacity and supply chain development in the United States
- Will bring AST more opportunities to earn process of record qualifications with key customers

End-to-End Solutions



Advanced Manufacturing



Anodizing & Plating



Cleaning & Metrology



Advanced Coatings & Analytics

Advanced Surface Technologies: Geographic Footprint


Boise, ID
Santa Rosa, CA
San Carlos, CA
Santa Clara, CA
Morgan Hill, CA
Milpitas, CA
Daytona Beach, FL
Taiwan
Singapore
NxEdge Sites
AST Sites

Strategic Acquisition of NxEdge
4

 Compelling Strategic and Financial Benefits  5  Strategic Acquisition of NxEdge  Enhances scale and breadth of offerings across the semiconductor value chain, from advanced manufacturing through cleaning, coating, refurbishments, replacements and new components   Adds complementary critical coating capabilities, with a leading range of coating materials and technically advanced coating capabilities in the global semiconductor market  Provides customer and geographic expansion with incremental opportunities to participate in semiconductor supply chain development domestically  Drives higher margin growth through focus on full lifecycle management and vertically integrated model  Aligned with Acquisition Criteria  Secular growth markets driving >5% annual growth  High degree of aftermarket exposure / recurring revenue   Experienced & committed management team  Ability to integrate with Enpro culture and values of Safety, Excellence, and Respect   EBITDA margins >20%  CFROI >20%

More Aftermarket & Broader Geography for AST

ENPRO

Sales by Geography

- AST's Asia-based capabilities will now have broader global access to leverage expertise on the most advanced nodes
- Differentiated coating offerings across all AST businesses can be leveraged globally
- As semiconductor capacity and supply chain development expands in the U.S., our vertical integration strategy will emerge as a major advantage in reducing lead times
- Mitigates some geopolitical risk



2020A
44%
56%
2020 Pro Forma
22%
78%
North America
Asia

Sales by Channel

- Cleaning, Coating and Refurbishment (CCR) services with our expanded footprint creates valuable long-term, recurring revenue streams
- The combination of NxEdge, with the existing AST businesses, would result in aftermarket/recurring revenue increasing from 35% to 44% of 2020 pro forma AST sales
- Vertical integration strategy for next generation products and replacement/spare parts drives a greater installed base for our CCR capabilities globally



AST
2020A
35%
65%
NxEdge
2020A
53%
47%
AST + NxEdge
2020 Pro Forma
44%
56%
OEM
Aftermarket

Strategic Acquisition of NxEdge
6

 Competitive Differentiator: Vertical Integration  7  3Q:21 Earnings Review & Strategic Acquisition of NxEdge  With its vertical integration and broad scope of solutions, NxEdge is unique in providing customers with improved supply chain efficiency and resulting benefits to their total returns  Segregated Supply Chain (Competitors)  Integrated Supply Chain (NxEdge)  110 dayLead Time   Lack of Accountability Higher Costs Potential IP Compromises   Transportation Disruptions Transcontinental Shipping Numerous Handoffs  Integrated Design Build Team (IDBT)    Design & Build    Process Teams    Benefits from Integrated Model  Real-time inputs from engineering teamsAbility to iterate design prior to product launchAbility to scale rapidly once design is finalized   Reduced Lead Times Lower Costs No Handoffs  55 dayLead Time   Full IP Protection Maximum Accountability Maximum Transparency      3  3  1  2  4  5      1  2  3  4

Competitive Differentiator: Coatings

ENPRO

AST Coating Roadmap Validated by Leading OEMs & IDMs

Ongoing Material Development Enables Critical Sub-14 nm Advanced Nodes Globally



90nm
14-5nm
5nm-2nm
Traditional Thermal Spray – Many players
Advanced Thermal Spray, new Etch tools
Multi layer coatings, Halar, Y203 YOF, Al203
NxEdge
Thin Film coatings
Y203 Al203, others
AST

- Together, AST & NxEdge will offer the widest range of coating materials available in the Semi market
- Coating process and capabilities run from traditional thermal spray (legacy applications) to leading-edge, high-density processes
- Multi-layer, and Thin Film coatings are targeting <7 nm advanced nodes

Strategic Acquisition of NxEdge 8

 Enpro AST + NxEdge: Full Lifecycle Management  9  Strategic Acquisition of NxEdge  Illustration of the Entire Part Lifecycle

Steady Growth in Wafer Starts Since 2001

- NxEdge will provide more content into high value chamber parts for AST
- Combining our Cleaning, Coating & Refurbishment (CCR) offerings is also a unique differentiator
- Spares and Refurbishment service opportunity correlates with wafer starts. Proliferation of electronic technology using semiconductor devices creates strong secular tailwinds. History shows this NOT a cyclical trend
- Wafer starts have grown at a 6.6% CAGR between 2001-20 and are projected to grow at 7.8% CAGR between 2020-25[1]
- The semiconductor industry meets most of its integrated circuit unit demand by increasing wafer starts, not by increasing the number of devices per wafer. In turn, demand for refurbished and aftermarket components is directly tied to growth in demand for integrated circuits


Global Total Wafers Started (Historical and Forecasts)[1]
'21E-25E CAGR: 7.0%
Growth Related to New Wafer Fabs Coming Online
2D→3D Scaling Transition
(2D capacity taken offline)
Global Financial Crisis
'01A-25E CAGR: 7.1%
2001A
2002A
2003A
2004A
2005A
2006A
2007A
2008A
2009A
2010A
2011A
2012A
2013A
2014A
2015A
2016A
2017A
2018A
2019A
2020A
2021E
2022E
2023E
2024E
2025E


Showerheads
Advanced Disruptive Coatings
ESC Advanced Bases
Process Kits
Process Chambers

1 Source: Global Total Wafers Started based on Gartner September 2021. "Wafer start" refers to the initiation of manufacturing services with respect to a wafer

Strategic Acquisition of NxEdge
10

Fab Equipment Spending Accelerates into 2024 in US and Taiwan

ENPRO

- Our combined position in the United States and Taiwan positions us in regions where spending is expected to accelerate
- Well-positioned OEM business drives longer-term recurring revenue opportunities for replacement parts and cleaning, coating and refurbishment solutions

Fab Equipment Spending By Region[1] — Billions


35
30
25
20
15
10
5
0
Americas
China
Europe & Mideast
Japan
Korea
SE Asia
Taiwan
2018
2019
2020
2021
2022
2023
2024

1 Source: SEMI World Fab Forecast, June 2021

Strategic Acquisition of NxEdge
11

Semiconductor Investments Accelerating in the U.S.

ENPRO

New fabs and foundries in the U.S. will create incremental, step-change revenue opportunities for new capital equipment and subsequently drive demand for refurbished and aftermarket components

Enpro with NxEdge will be well positioned to win business for both aftermarket and new fab builds in the U.S. with our unique CCR service offerings

Overview of Front-End Semiconductor Fabs and Foundries in the U.S.



Boise, ID
Santa Rosa, CA
San Carlos, CA
Santa Clara, CA
Morgan Hill, CA
Milpitas CA
Daytona Beach, FL
1
2
3
NxEdge Facility Locations
NxEdge Existing Customers
AST Facility Locations

Key New Fabs Announced in the U.S.		Domestic Fab / Foundry Update
1	**intel** **2 new fabs in Arizona, 1 fab expansion in Oregon and 1 fab upgrade in New Mexico** *Investment: $26.5Bn* *Operational by 2024* *Current Fab Capacity: 380k* *New Capacity: 161k*	*"Intel's new [CEO] is doubling down on chip manufacturing in the United States and Europe. Patrick Gelsinger [Intel CEO] said that he planned to spend $20 billion on two new factories near existing facilities in Arizona. He also vowed that Intel would become a major manufacturer of chips for other companies, in addition to producing the processors that it has long designed and sold"* *NY Times, 3/23/21*
2	**tsmc** **Multi-fab campus in Arizona** *Investment: $35.0Bn* *Operational by 2024* *Current Capacity: No advanced nodes capacity* *New Capacity: 225k*	*"Contract chipmaker TSMC said on Thursday it plans to invest $100 billion over the next three years to increase capacity at its plants, days after Intel Corp announced a $20 billion plan to expand its advanced chipmaking capacity."* *Reuters, 3/31/21*
3	**SAMSUNG** **1 new fab in Texas** *Investment: $17.0Bn* *Operational by 2023* *Current Fab Capacity: 173k* *New Capacity: 124k*	*"Samsung plans to invest about $17 billion in a cutting-edge semiconductor facility in the U.S. ...production would be up and running by the fourth quarter of 2023."* *Bloomberg, 3/3/21*

Note: Intel Arizona fab capacity estimated based on $20B total investment and $350MM investment per 1k wafer capacity for leading edge technology. Assumes 2.3x factor for wafer capacity conversion to 200mm equivalents.

Strategic Acquisition of NxEdge 12

Transaction Summary

ENPRO

Terms

- $850 million, all cash purchase price, subject to limited closing adjustments including working capital
- NxEdge will join Enpro's Advanced Surface Technologies Segment
- Key managers, including Founder & CEO Jackson Chao, will continue leading NxEdge
- The transaction is expected to close by the end of 2021, following regulatory approvals

Financing

- Mix of cash, borrowings from our revolving credit facility and additional term loan debt
- Proceeds from sale of Compressor Products International (CPI), expected to close by the end of 1Q:22, will be used to partially pay down debt

Financial Expectations

- NxEdge is expected to generate sales and adjusted EBITDA in 2021 of approximately $190 million and $70 million, respectively
- Annual revenue growth over the next five years, on average, is expected to be in the high-single, low double-digit range, based on global semiconductor benchmarks, announced capacity expansions in the United States and the soon to be combined capabilities of NxEdge within our AST segment
- Expect NxEdge to contribute approximately $1.70 in adjusted diluted earnings per share in 2022 at current interest rates, approximately 30% above the mid-point of our 2021 guidance range

Strategic Acquisition of NxEdge

13

 Enpro End Market Evolution    Meaningful Change in End Market Exposure            1  2  1 2018 pro forma is based on sales including Fairbanks Morse, which was divested in 1Q:20 and treated as a discontinued operation.2 Pro forma sales based on LTM 9/30/21 results, includes estimated 2021 sales from NxEdge, excluding LTM sales of CPI, the polymer components business and adjusted for LTM sales from reshaping activities in 2020  14  Strategic Acquisition of NxEdge

Margin Expansion & Leverage Step-Down

ENPRO

Margin Expansion

- Material adjusted EBITDA margin expansion since 2019 resulting from portfolio reshaping actions optimizing our profit margins
- Adjusted EBITDA margin in 2021 is estimated to be approximately 21% on a pro forma[2,3] basis, ~240 basis points expansion from 18.6% of 2021 guidance midpoint[1]

Leverage Ratio

- Following the completion of the NxEdge acquisition, estimated leverage ratio will be approximately 3.7x; declining to approximately 3.3x, subsequent to the completion of the CPI divestiture by the end of first quarter of 2022[4]
- Confident in our ability to bring leverage ratio down to our targeted level of 2.0x through operating cash flow and possible further portfolio optimization


Revenue
$1,206
$1,074
$1,103
~ $1,175
2019
2020
2021 guidance¹
2021 guidance pro forma 2, 3


Adjusted EBITDA*
$169
$168
$205
~ $250
2019
2020
2021 guidance¹
2021 guidance pro forma 2,3


Adjusted EBITDA Margin
14.0%
15.7%
18.6%
~ 21%
2019
2020
2021 guidance ¹
2021 guidance pro forma 2, 3

*Non-GAAP measure; refer to appendix for reconciliation to GAAP for historical periods
1 Based on the midpoint of sales and adjusted EBITDA of 2021 guidance as of Nov 5, 2021
2 2021 pro forma is based on 2021 guidance midpoint and includes NxEdge acquisition, the sale of the polymer components business within Sealing Technologies segment, the planned divestiture of Compressor Products International (CPI) as if those transactions had closed effective January 1, 2021
3 Pro forma financial information with respect to the acquisition of NxEdge reflects financial information of NxEdge prepared at the basis of generally accepted accounting principles applicable to privately held companies
4 The timing of CPI divestiture is subject to regulatory and works council approvals

Strategic Acquisition of NxEdge 15

Appendix

 Consolidated Adjusted EBITDA   17  Strategic Acquisition of NxEdge

 18  Strategic Acquisition of NxEdge  Adjusted EBITDA is a financial measure that has not been prepared in conformity with GAAP. The foregoing table presents a reconciliation of this non-GAAP financial measure to the comparable GAAP measure for the historical periods presented. Adjusted EBITDA and pro forma adjusted EBITDA anticipated for full year 2021 are calculated in a manner consistent with the historical presentation of these measures, with the described pro forma adjustments for pro forma adjusted EBITDA. Because of the forward-looking nature of these estimates, it is impractical to present quantitative reconciliations of such measures to comparable GAAP measures, and accordingly no such GAAP measures are being presented. Management believes these non-GAAP measures are commonly used financial measures for investors to evaluate the company’s operating performance and, when read in conjunction with the company’s consolidated financial statements, present a useful tool to evaluate the company’s ongoing operations and performance from period to period. In addition, these are some of the factors the company uses in internal evaluations of the overall performance of its businesses. Management acknowledges that there are many items that impact a company’s reported results and the adjustments reflected in these non-GAAP measures are not intended to present all items that may have impacted these results. In addition, these non-GAAP measures are not necessarily comparable to similarly titled measures used by other companies.